Exhibit 77D

Morgan Stanley Mortgage Securities Trust (the "Fund")

The Fund made those changes to its investment policies described in the supplement to its Prospectus filed via EDGAR with the Securities and Exchange Commission on Form 497, May 3, 2010, accession number 0001104659-10-024365 and incorporated herein by reference.